Exhibit 99.5
Targa Resources Partners LP
Unaudited Pro Forma Condensed Combined Financial Statements
Except as noted within the context of each disclosure, the dollar amounts presented in the tabular data within these footnotes are stated in millions of dollars.
Introduction
The unaudited pro forma condensed combined financial statements of Targa Resources Partners LP (“the Partnership”) as of June 30, 2010 and 2009, for the years ended December 31, 2009, 2008 and 2007, and for the six months ended June 30, 2010 and 2009 are based upon the historical audited and unaudited financial statements of the Partnership, Targa Versado LP, which holds Targa Resources, Inc.’s 63% investment in Versado Gas Processors, L.L.C. (“Versado”) and Targa’s Venice Operations, which holds Targa’s 76.8% interest in Venice Energy Services Company, L.L.C. The Partnership, Versado and Targa’s Venice Operations are controlled by a common parent entity, Targa Resources, Inc. (“Targa”). The Partnership’s acquisitions of Versado and Targa’s Venice Operations are accounted for and presented as transactions between entities under common control. Under common control accounting, the assets and liabilities of Versado and Targa’s Venice Operations are recorded by the Partnership at their historical book values with an adjustment to owners’ equity recorded for the difference between such historical value and the acquisition proceeds.
The unaudited pro forma condensed combined balance sheet as of June 30, 2010 has been prepared as if the Partnership’s acquisitions of Versado and Targa’s Venice Operations occurred on June 30, 2010. The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2009, 2008 and 2007 and the six months ended June 30, 2010 and 2009 have been prepared as if the Partnership’s acquisitions of Versado and Targa’s Venice Operations occurred on January 1, 2007, because during such periods the businesses were under the common controlling ownership of Targa Resources, Inc. The pro forma condensed combined statements of operations for the years ended December 31, 2008 and 2007 have also been prepared on the assumption that Targa’s acquisition of its additional 53.9% ownership interest in VESCO, which occurred on July 31, 2008 and gave Targa effective control of VESCO, had occurred on January 1, 2007. The rates used in our presentations regarding debt financing represent historical weighted average interest rates paid on our existing variable rate senior secured revolving credit facility for the periods presented. The unaudited pro forma condensed combined financial statements should be read in conjunction with the notes accompanying the unaudited pro forma condensed combined financial statements.
The Partnership acquired Targa’s interests in Versado for aggregate consideration of $247.2 million and Targa’s Venice Operations for aggregate consideration of $175.6 million. Both transactions were subject to certain adjustments and closed in the third quarter of 2010.
The adjustments to the historical audited and unaudited financial statements are based upon currently available information and certain estimates and assumptions. Actual effect of these transactions will differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments are factually supportable, give appropriate effect to the expected impact of events that are directly attributable to the transactions, and reflect those items expected to have a continuing impact on the Partnership.
The unaudited pro forma condensed combined financial statements of the Partnership have been derived from the historical financial statements of the Partnership, Targa Versado LP, and Targa’s Venice Operations and are qualified in their entirety by reference to such historical financial statements and the related notes contained therein. The unaudited pro forma condensed combined financial statements are not necessarily indicative of the results that actually would have occurred if the Partnership had assumed the operations of Versado and Targa’s Venice Operations on the dates indicated or which could be obtained in the future.

The pro forma financial statements reflect the following transactions:
•	The “Partnership’s entry on July 19, 2010 into an amended and restated credit agreement that replaced its prior variable rate senior secured credit facility with a new variable rate senior secured credit facility due July 2015;
•	the Partnership’s private placement of $250 million of 7 7/8% Senior Notes due August 2018, which was completed on August 13, 2010;
•	the Partnership’s public offering of 7,475,000 common units, which was completed on August 13, 2010;
•	the Partnership’s borrowing of $244.7 million under its senior secured revolving credit facility;
•	the Partnership’s purchase of Versado from Targa for aggregate consideration consisting of $244.7 million in cash which included the repayment of $244.7 of affiliate indebtedness, the retirement of $222.8 million in affiliate indebtedness and the issuance of 89,813 common units and 1,833 general partner units, which closed on August 25, 2010; and
•	the Partnership’s purchase of Targa’s Venice Operations from Targa for aggregate cash consideration to Targa of $175.6 million, which included the repayment affiliate indebtedness of $158.9 million to Targa; which closed on September 28, 2010.

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
JUNE 30, 2010

						Targa
	Targa		Targa			Resources
	Resources	Targa	Venice	Pro Forma		Partners LP
	Partners LP	Versado LP	Operations	Adjustments		Pro Forma
	(In millions)
ASSETS
Current assets:
Cash and cash equivalents	$43.7	$37.1	$5.3	$244.7	(b)	$320.6
				(15.0	)(c)
				(244.7	)(d)
				(0.3	)(d)
				244.0	(e)
				177.6	(f)
				3.8	(f)
				(175.6	)(g)
Trade receivables	317.6	12.3	1.2			331.1
Receivables from affiliates	—	14.3	19.3	(33.6	)(a)	—
Inventory	48.7	—	—	—		48.7
Assets from risk management activities	35.8	7.7	—	—		43.5
Other current assets	0.8	0.7	—	—		1.5

Total current assets	446.6	72.1	25.8	200.9		745.4

Property, plant and equipment, at cost	2,526.4	446.3	228.0	—		3,200.7
Accumulated depreciation	(569.1)	(120.2)	(24.1)	—		(713.4)

Property, plant and equipment, net	1,957.3	326.1	203.9	—		2,487.3
Long-term assets from risk management activities	20.7	5.7	—	—		26.4
Investment in unconsolidated affiliate	19.2	—	—	—		19.2
Other long term assets	18.7	1.1	1.5	15.0	(c)	42.3
				6.0	(e)

Total assets	$2,462.5	$405.0	$231.2	$221.9		$3,320.6

LIABILITIES AND OWNERS’ EQUITY
Current liabilities:
Accounts payable to third parties	$129.5	$4.8	$12.0	$—		$146.3
Accounts payable to affiliates	33.7	—	—	(33.6	)(a)	0.1
Accrued and other liabilities	230.3	21.7	21.7	—		273.7
Liabilities from risk management activities	12.0	1.2	—	—		13.2

Total current liabilities	405.5	27.7	33.7	(33.6)		433.3

Long-term debt payable to third parties	1,159.4	—	—	244.7	(b)	1,654.1
				250.0	(e)
Long-term debt payable to Targa Resources, Inc.	—	450.5	2.9	(227.7	)(d)	—
				(222.8	)(d)
				(2.9	)(g)
Long-term debt allocated from Targa Resources, Inc.	—	—	156.0	(156.0	)(g)	—
Long-term liabilities from risk management activities	18.7	1.0	—	—		19.7
Deferred income taxes	4.8	—	—	—		4.8
Other long-term liabilities	18.2	3.3	25.1	—		46.6

Commitments and contingencies

Owners’ equity:
Common unitholders (67,980,596 units issued and outstanding as of June 30, 2010)	821.0	—	—	(0.3	)(d)	1,011.4
				2.4	(d)
				49.7	(d)
				(39.0	)(g)
				177.6	(f)

General partner (1,387,360 units issued and outstanding as of June 30, 2010)	10.3	—	—	0.1	(d)	14.4
				1.0	(d)
				3.8	(f)
				(0.8	)(g)

Parent deficit	—	(152.6)	(23.1)	152.6	(d)	—
				23.1	(g)

Accumulated other comprehensive income	10.5	—	—	—		10.5

	841.8	(152.6)	(23.1)	370.2		1,036.3
Noncontrolling interest in subsidiaries	14.1	75.1	36.6	—		125.8

Total owners’ equity	855.9	(77.5)	13.5	370.2		1,162.1

Total liabilities and owners’ equity	$2,462.5	$405.0	$231.2	$221.9		$3,320.6

See accompanying notes to unaudited pro forma combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2010

						Targa
	Targa		Targa			Resources
	Resources	Targa	Venice	Pro Forma		Partners LP
	Partners LP	Versado LP	Operations	Adjustments		Pro Forma
	(In millions, except per unit data)
Revenues from third parties	$2,648.9	$69.6	$2.9	$—		$2,721.4
Revenues from affiliates	0.1	102.7	104.3	(207.1	)(a)	—

Total operating revenues	2,649.0	172.3	107.2	(207.1)		2,721.4
Product purchases from third parties	2,154.8	120.9	80.0	(0.1	)(a)	2,355.6
Product purchases from affiliates	207.0	—	—	(207.0	)(a)	—
Operating expenses	100.4	15.9	7.4	—		123.7
Depreciation and amortization expenses	64.3	14.4	6.2	—		84.9
General and administrative expenses	45.3	3.1	5.0	—		53.4

Income from operations	77.2	18.0	8.6	—		103.8
Other income (expense):
Interest expense from affiliate	(5.7)	(15.5)	(4.3)	19.8	(h)	(5.7)
Other interest expense, net	(33.1)	—	—	(0.3	)(e)	(36.3)
				(2.9	)(h)
Equity in earnings of unconsolidated investment	2.7	—	—	—		2.7
Gain on mark-to-market derivative instruments	11.1	16.7	—	—		27.8
Other	—	—	—	—		—

	(25.0)	1.2	(4.3)	16.6		(11.5)

Income before income taxes	52.2	19.2	4.3	16.6		92.3
Income tax expense:
Current	(1.8)	—	—	—		(1.8)
Deferred	(0.6)	—	—	—		(0.6)

	(2.4)	—	—	—		(2.4)

Net income	49.8	19.2	4.3	16.6		89.9
Less: Net income attributable to noncontrolling interest	1.2	9.2	3.1	—		13.5

Net income attributable to Targa Resources Partners LP	$48.6	$10.0	$1.2	$16.6		$76.4

Net income attributable to predecessor operations	16.3	—	—	—		16.3
Net income attributable to general partner	7.0	0.2	—	0.3	(i)	7.5
Net income allocable to limited partners	25.3	9.8	1.2	16.3	(i)	52.6

Net income attributable to Targa Resources Partners LP	$48.6	$10.0	$1.2	$16.6		$76.4

Net income per limited partner unit — basic and diluted	$0.37					$0.78

Weighted average limited partner units outstanding — basic and diluted	67.7					67.8

See accompanying notes to unaudited pro forma combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2009

						Targa
	Targa		Targa			Resources
	Resources	Targa	Venice	Pro Forma		Partners LP
	Partners LP	Versado LP	Operations	Adjustments		Pro Forma
	(In millions, except per unit data)
Revenues from third parties	$1,948.8	$50.2	$3.6	$—		$2,002.6
Revenues from affiliates	15.9	69.8	67.1	(152.8	)(a)	—

Total operating revenues	1,964.7	120.0	70.7	(152.8)		2,002.6
Product purchases from third parties	1,563.6	85.5	39.4	(0.1	)(a)	1,688.4
Product purchases from affiliates	140.3	—	12.4	(152.7	)(a)	—
Operating expenses	99.2	13.4	6.2	—		118.8
Depreciation and amortization expenses	60.8	14.6	6.3	0.3	(e)	82.0
General and administrative expenses	50.0	4.4	4.8	—		59.2
Other	(0.7)	—	(3.0)	—		(3.7)

Income from operations	51.5	2.1	4.6	(0.3)		57.9
Other income (expense):
Interest expense from affiliate	(41.3)	(15.5)	(4.8)	20.3	(h)	(41.3)
Other interest income (expense), net	(19.2)	0.1	—	(0.3	)(e)	(23.4)
				(4.0	)(h)
Equity in earnings of unconsolidated investment	1.8	—	—	—		1.8
Loss on mark-to-market derivative instruments	(3.8)	(1.7)	—	—		(5.5)
Other	0.7	—	—	—		0.7

	(61.8)	(17.1)	(4.8)	16.0		(67.7)

Loss before income taxes	(10.3)	(15.0)	(0.2)	15.7		(9.8)
Income tax expense:
Current	(0.3)	—	—	—		(0.3)
Deferred	(0.8)	—	—	—		(0.8)

	(1.1)	—	—	—		(1.1)

Net loss	(11.4)	(15.0)	(0.2)	15.7		(10.9)
Less: Net income attributable to noncontrolling interest	0.3	4.4	1.6	—		6.3

Net loss attributable to Targa Resources Partners LP	$(11.7)	$(19.4)	$(1.8)	$15.7		$(17.2)

Net income (loss) attributable to predecessor operations	(16.1)	—	—	—		(16.1)
Net income (loss) attributable to general partner	3.9	(0.4)	—	0.3	(i)	3.8
Net income (loss) allocable to limited partners	0.5	(19.0)	(1.8)	15.4	(i)	(4.9)

Net loss attributable to Targa Resources Partners LP	$(11.7)	$(19.4)	$(1.8)	$15.7		$(17.2)

Net income (loss) per limited partner unit — basic and diluted	$0.01					$(0.11)

Weighted average limited partner units outstanding — basic and diluted	46.2					46.2

See accompanying notes to unaudited pro forma combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

						Targa
	Targa		Targa			Resources
	Resources	Targa	Venice	Pro Forma		Partners LP
	Partners LP	Versado LP	Operations	Adjustments		Pro Forma
	(In millions, except per unit data)
Revenues from third parties	$4,375.2	$119.4	$9.2	$—		$4,503.8
Revenues from affiliates	16.0	159.0	158.6	(333.6	)(a)	—

Total operating revenues	4,391.2	278.4	167.8	(333.6)		4,503.8
Product purchases from third parties	3,488.3	195.3	109.1	(0.2	)(a)	3,792.5
Product purchases from affiliates	321.3	—	12.1	(333.4	)(a)	—
Operating expenses	191.1	29.3	13.4	—		233.8
Depreciation and amortization expenses	125.1	29.1	12.6	—		166.8
General and administrative expenses	100.6	8.5	9.6	—		118.7
Other	(0.7)	0.1	(3.1)	—		(3.7)

Income from operations	165.5	16.1	14.1	—		195.7
Other income (expense):
Interest expense from affiliate	(66.6)	(30.9)	(10.2)	41.1	(h)	(66.6)
Other interest expense, net	(52.0)	—	(0.1)	(0.6	)(e)	(59.8)
				(7.1	)(h)
Equity in earnings of unconsolidated investment	5.0	—	—	—		5.0
Loss on debt repurchases	(1.5)	—	—	—		(1.5)
Loss on mark-to-market derivative instruments	(15.2)	(15.7)	—	—		(30.9)
Other	0.7	—	—	—		0.7

	(129.6)	(46.6)	(10.3)	33.4		(153.1)

Income (loss) before income taxes	35.9	(30.5)	3.8	33.4		42.6
Income tax expense:
Current	(0.3)	—	—	—		(0.3)
Deferred	(0.9)	—	—	—		(0.9)

	(1.2)	—	—	—		(1.2)

Net income (loss)	34.7	(30.5)	3.8	33.4		41.4
Less: Net income attributable to noncontrolling interest	2.2	12.7	4.6	—		19.5

Net income (loss) attributable to Targa Resources Partners LP	$32.5	$(43.2)	$(0.8)	$33.4		$21.9

Net income (loss) attributable to predecessor operations	(21.9)	—	—	—		(21.9)
Net income (loss) attributable to general partner	10.4	(0.9)	—	0.7	(i)	10.2
Net income (loss) allocable to limited partners	44.0	(42.3)	(0.8)	32.7	(i)	33.6

Net income (loss) attributable to Targa Resources Partners LP	$32.5	$(43.2)	$(0.8)	$33.4		$21.9

Net income per limited partner unit — basic and diluted	$0.86					$0.66

Weighted average limited partner units outstanding — basic and diluted	51.2					51.2

See accompanying notes to unaudited pro forma combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

						Targa
	Targa		Targa			Resources
	Resources	Targa	Venice	Pro Forma		Partners LP
	Partners LP	Versado LP	Operations	Adjustments		Pro Forma
	(In millions, except per unit data)
Revenues from third parties	$7,787.2	$239.2	$18.8	$—		$8,045.2
Revenues from affiliates	50.7	326.2	171.2	(548.1	)(a)	—

Total operating revenues	7,837.9	565.4	190.0	(548.1)		8,045.2
Product purchases from third parties	6,779.6	405.5	120.8	(121.5	)(a)	7,184.4
Product purchases from affiliates	418.1	—	8.5	(426.6	)(a)	—
Operating expenses	227.0	42.0	22.3	—		291.3
Depreciation and amortization expenses	119.5	31.8	12.6	—		163.9
General and administrative expenses	85.4	8.0	4.3	—		97.7
Other	5.4	—	8.1	—		13.5

Income from operations	202.9	78.1	13.4	—		294.4
Other income (expense):
Interest expense from affiliate	(82.4)	(30.9)	(10.0)	40.9	(h)	(82.4)
Other interest expense, net	(37.9)	—	—	(0.6	)(e)	(57.0)
				(18.5	)(h)
Equity in earnings of unconsolidated investment	3.9	—	—	—		3.9
Gain on debt repurchases	13.1	—	—	—		13.1
Gain on mark-to-market derivative instruments	30.6	45.8	—	—		76.4
Other	12.9	—	6.7	—		19.6

	(59.8)	14.9	(3.3)	21.8		(26.4)

Income before income taxes	143.1	93.0	10.1	21.8		268.0
Income tax expense:
Current	(0.8)	—	—	—		(0.8)
Deferred	(2.1)	—	—	—		(2.1)

	(2.9)	—	—	—		(2.9)

Net income	140.2	93.0	10.1	21.8		265.1
Less: Net income attributable to noncontrolling interest	0.3	34.5	3.0	—		37.8

Net income attributable to Targa Resources Partners LP	$139.9	$58.5	$7.1	$21.8		$227.3

Net income attributable to predecessor operations	48.4	—	—	—		48.4
Net income attributable to general partner	7.0	1.2	0.1	0.4	(i)	8.7
Net income allocable to limited partners	84.5	57.3	7.0	21.4	(i)	170.2

Net income attributable to Targa Resources Partners LP	$139.9	$58.5	$7.1	$21.8		$227.3

Net income per limited partner unit — basic and diluted	$1.83					$3.68

Weighted average limited partner units outstanding — basic and diluted	46.2					46.2

See accompanying notes to unaudited pro forma combined financial statements

TARGA RESOURCES PARTNERS LP
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

						Targa
	Targa		Targa			Resources
	Resources	Targa	Venice	Pro Forma		Partners LP
	Partners LP	Versado LP	Operations	Adjustments		Pro Forma
	(In millions, except per unit data)
Revenues from third parties	$7,081.9	$203.4	$16.1	$—		$7,301.4
Revenues from affiliates	21.7	291.4	144.5	(457.6	)(a)	—

Total operating revenues	7,103.6	494.8	160.6	(457.6)		7,301.4
Product purchases from third parties	6,158.6	357.8	98.9	(141.6	)(a)	6,473.7
Product purchases from affiliates	312.9	—	3.1	(316.0	)(a)	—
Operating expenses	209.0	37.7	30.8	—		277.5
Depreciation and amortization expenses	114.3	29.3	8.2	—		151.8
General and administrative expenses	89.8	4.0	5.0	—		98.8
Other	(0.1)	—	(0.4)	—		(0.5)

Income from operations	219.1	66.0	15.0	—		300.1
Other income (expense):
Interest expense from affiliate	(101.1)	(30.9)	(8.9)	39.8	(h)	(101.1)
Other interest expense, net	(21.5)	—	—	(0.6	)(e)	(50.3)
				(28.2	)(h)
Equity in earnings of unconsolidated investment	3.5	—	—	—		3.5
Gain on debt repurchases	—	—	—	—		—
Loss on mark-to-market derivative instruments	(61.9)	(42.2)	—	—		(104.1)
Other	(0.8)	—	—	—		(0.8)

	(181.8)	(73.1)	(8.9)	11.0		(252.8)

Income (loss) before income taxes	37.3	(7.1)	6.1	11.0		47.3
Income tax expense:
Current	(0.8)	—	—	—		(0.8)
Deferred	(2.1)	—	—	—		(2.1)

	(2.9)	—	—	—		(2.9)

Net income (loss)	34.4	(7.1)	6.1	11.0		44.4
Less: Net income attributable to noncontrolling interest	0.1	28.6	4.2	—		32.9

Net income (loss) attributable to Targa Resources Partners LP	$34.3	$(35.7)	$1.9	$11.0		$11.5

Net income attributable to predecessor operations	6.2	—	—	—		6.2
Net income (loss) attributable to general partner	0.6	(0.7)	—	0.2	(i)	0.1
Net income (loss) allocable to limited partners	27.5	(35.0)	1.9	10.8	(i)	5.2

Net income (loss) attributable to Targa Resources Partners LP	$34.3	$(35.7)	$1.9	$11.0		$11.5

Net income per limited partner unit — basic and diluted	$0.81					$0.15

Weighted average limited partner units outstanding — basic and diluted	34.0					34.0

See accompanying notes to unaudited pro forma combined financial statements

TARGA RESOURCES PARTNERS LP
NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
Note 1—Basis of Presentation
The unaudited pro forma condensed combined financial statements of Targa Resources Partners LP (“the Partnership”) as of June 30, 2010 and 2009, for the years ended December 31, 2009, 2008 and 2007, and for the six months ended June 30, 2010 and 2009 are based upon the historical audited and unaudited financial statements of the Partnership, Targa Versado LP, which holds Targa Resources, Inc.’s 63% investment in Versado Gas Processors, L.L.C. (“Versado”) and Targa’s Venice Operations, which holds Targa’s 76.8% interest in Venice Energy Services Company, L.L.C. (“VESCO”). The Partnership, Versado and Targa’s Venice Operations are controlled by a common parent entity, Targa Resources, Inc. (“Targa”). The Partnership’s acquisitions of Versado and Targa’s Venice Operations are accounted for and presented as transactions between entities under common control. Under common control accounting, the assets and liabilities of Versado and Targa’s Venice Operations are recorded by the Partnership at their historical book values with an adjustment to owners’ equity recorded for the difference between such historical value and the acquisition proceeds.
The unaudited pro forma condensed combined balance sheet as of June 30, 2010 has been prepared as if the Partnership’s acquisitions of Versado and Targa’s Venice Operations occurred on June 30, 2010. The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2009, 2008 and 2007 and the six months ended June 30, 2010 and 2009 have been prepared as if the Partnership’s acquisitions of Versado and Targa’s Venice Operations occurred on January 1, 2007, because during such periods the businesses were under the common controlling ownership of Targa Resources, Inc. The pro forma condensed combined statements of operations for the years ended December 31, 2008 and 2007 have also been prepared on the assumption that Targa’s acquisition of its additional 53.9% ownership interest in VESCO, which occurred on July 31, 2008 and gave Targa effective control of VESCO, had occurred on January 1, 2007. The rates used in our presentations regarding debt financing represent historical weighted average interest rates paid on our existing variable rate senior secured revolving credit facility for the periods presented. The unaudited pro forma condensed combined financial statements should be read in conjunction with the notes accompanying the unaudited pro forma condensed combined financial statements.
The Partnership acquired Targa’s interest in Versado for aggregate consideration of $247.2 million and Targa’s Venice Operations for aggregate consideration of $175.6 million. Both transactions were subject to certain adjustments and closed in the third quarter of 2010.
The adjustments to the historical audited and unaudited financial statements are based upon currently available information and certain estimates and assumptions. Actual effect of these transactions will differ from the pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments are factually supportable, give appropriate effect to the expected impact of events that are directly attributable to the transactions, and reflect those items expected to have a continuing impact on the Partnership.
The unaudited pro forma condensed combined financial statements of the Partnership have been derived from the historical financial statements of the Partnership, Targa Versado LP and Targa’s Venice Operations and are qualified in their entirety by reference to such historical financial statements and the related notes contained therein. The unaudited pro forma condensed combined financial statements are not necessarily indicative of the results that actually would have occurred if the Partnership had assumed the operations of Versado and Targa’s Venice Operations on the dates indicated or which could be obtained in the future.
The Partnership financed these acquisitions through borrowings under its senior secured revolving credit facility.
The pro forma financial statements reflect the following transactions which occurred subsequent to June 30, 2010:
•	the Partnership’s entry on July 19, 2010 into an amended and restated credit agreement that replaced its prior variable rate senior secured credit facility with a new variable rate senior secured credit facility due July 2015;

•	the Partnership’s private placement of $250 million of 7 7/8% Senior Notes due August 2018, which was completed on August 13, 2010;

•	the Partnership’s public offering of 7,475,000 common units, which was completed on August 13, 2010;

•	the Partnership’s purchase of Targa’s equity interests in Versado, which closed on August 25, 2010, together with related financing; and

•	the Partnership’s purchase of Targa’s Venice Operations from Targa, which closed on September 28, 2010.
Note 2—Pro Forma Adjustments and Assumptions
(a)	Reflects the elimination of affiliate receivables and payables and affiliate revenues and expenses between Targa Resources Partners LP and both Targa Versado LP and Targa’s Venice Operations. For 2007 and prior to Targa’s purchase of a controlling interest in 2008, certain transactions between the Partnership and Targa’s Venice Operations were presented as third party purchases in the Partnership’s statement of operations.

(b)	Reflects borrowings of $244.7 million under our new variable rate senior secured credit facility.

(c)	Reflects $15.0 million of debt issue costs associated with the new variable rate senior secured credit facility.

(d)	Reflects payment to Targa of $244.7 million to acquire Targa’s equity interests in Versado, consisting of the repayment of $222.8 million of affiliated indebtedness with Targa including purchase price adjustments. Additionally, $227.7 million of Targa Versado LP’s affiliate indebtedness payable to Targa was retired and this was treated as a contribution by Targa to Versado. There was also $0.3 million of estimated expenses associated with this transaction. These expenses were allocated to the Partnership’s common units. The aggregate consideration was as indicated below (in millions):

Cash consideration	$244.7
Common units	2.4
General partner units	0.1

Total consideration	247.2
Repayment of affiliated indebtedness payable to Targa	(222.8)
Retirement of affiliated indebtedness payable to Targa	(227.7)
Historical parent deficit of Targa in Versado	152.6

Total equity adjustment for purchase of assets under common control	$(50.7)

Adjustments for purchase of assets under common control:
Common and subordinated unitholders	(49.7)
General partner	(1.0)

$(50.7)

(e)	Reflects the Partnership’s private placement of $250 million of 7 7/8% Senior Notes due August 2018, together with fees and expenses of $6.0 million associated with that placement. The amortization of debt issue costs related to the Partnership’s 7 7/8% Senior Notes increased interest expense by $0.6 million for the years ended December 31, 2009, 2008 and 2007 and $0.3 million for the six months ended June 30, 2010 and 2009 due to the increased debt issue costs.

(f)	Reflects net proceeds to the Partnership of $181.4 million from the issuance and sale of 7,475,000 common units at a price of $23.82 per unit. Net proceeds reflect the underwriters’ discounts of $7.3 million, other expenses of $0.4 million and the general partner’s proportionate capital contribution of $3.8 million.

(g)	Reflects the $175.6 million payment to Targa for Targa’s Venice Operations. This consisted of the repayment of affiliated indebtedness of $158.9 million and an additional $39.8 million adjustment to equity for the purchase under common control accounting. The $39.8 million excess over the affiliated indebtedness and the retirement of parent investment in Targa’s Venice Operations were allocated between the general and limited partners as indicated below (in millions):

Cash consideration	$175.6
Repayment of affiliated indebtedness payable to Targa	(158.9)
Historical parent deficit of Targa in Targa’s Venice Operations	23.1

Total equity adjustment for purchase of assets under common control	$39.8

Adjustments for purchase of assets under common control:
Common and subordinated unitholders	$39.0
General partner	0.8

$39.8

(h)	Reflects the reversal of interest expense associated with the affiliated indebtedness and interest expense on the borrowings under our senior secured credit facility incurred in connection with the acquisition as though such transactions had occurred January 1, 2007. For the Versado acquisition, we borrowed $244.7 million and for the purchase of Targa’s Venice Operations, we borrowed an additional $167.5 million. Interest is calculated at an estimated annual rate of 1.4% for the six months ended June 30, 2010, and 1.7%, 4.4% and 6.7% for the years ended December 31, 2009, 2008 and 2007. These rates represent historical weighted average interest rates paid on our existing variable rate senior secured revolving credit facility for the periods presented. A one-eighth percentage point change in the interest rate would change pro forma interest expense by $0.3 million for the six months ended June 30, 2010, and $0.5 million for the years ended December 31, 2009, 2008 and 2007.

(i)	The allocation of net income between the general and the limited partners is in accordance with their respective ownership percentages.
Note 3—Pro Forma Net Income Per Unit
Pro forma net income per unit is determined by dividing the pro forma net income that would have been allocated to the common unitholders, which is 98% of the pro forma net income less incentive distributions reflected in our historical financial statements, by the weighted average number of common units expected to be outstanding. All units issued pursuant to Targa’s sale to us of its equity interest in Versado were assumed to have been outstanding since January 1, 2007. No units were issued for the purchased of Targa’s Venice Operations. Basic and diluted pro forma net income per limited partner unit is equivalent as there are no dilutive units for all periods presented.